Exhibit 99.1


FOR IMMEDIATE RELEASE


Citizens Communications to Release 3Q Results and Host Call

STAMFORD, Conn.-- Oct. 11, 2006 -- Citizens Communications (NYSE: CZN) plans to release the company's third-quarter 2006 results on Tuesday, November 7, 2006, before the market opens and to host a conference call that day at 10:00 a.m. eastern time.

The call will be Webcast and may be accessed at www.czn.com or https://cis.premconf.com/sc/scw.dll/usr?cid=vlllrznxzcdvrwmd.
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A replay  of the call will be  available  from 1:00 PM  eastern  time,  Tuesday,
November 7, 2006, through Tuesday, November 14, 2006, at the above Websites or via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 7440061.

About Citizens Communications:

More information about Citizens may be found at www.czn.com.


Contact:
Citizens Communications
Brigid Smith 203-614-5042
bsmith@czn.com